UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2013 (July 30, 2013)

Date of Report

(Date of earliest event reported)

LIN MEDIA LLC

(Exact name of registrant as specified in its governing document)

Delaware	333-188297	90-0935925
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One West Exchange Street, Suite 5A Providence, Rhode Island	02903
(Address of principal executive offices)	(Zip Code)

(401) 454-2880

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 30, 2013, LIN TV Corp., a Delaware corporation (“LIN TV”), completed its merger with and into LIN Media LLC, a Delaware limited liability company and wholly owned subsidiary of LIN TV (“LIN LLC”), with LIN LLC as the surviving entity (the “Merger”) pursuant to the Agreement and Plan of Merger, dated February 12, 2013, by and between LIN TV and LIN LLC (the “Merger Agreement”).  See Item 2.01 (Completion of Acquisition or Disposition of Assets) below for more information on the Merger.  Entry into the Merger Agreement was previously announced by LIN TV on its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 15, 2013.  This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purpose of establishing LIN LLC as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters, including the consummation of the Merger and entry into the Supplemental Indentures (as defined below).  Pursuant to Rule 12g-3(a) under the Exchange Act, the class A common shares representing limited liability interests in LIN LLC (“Class A LIN LLC Common Shares”), as the successor issuer to LIN TV, are deemed registered under Section 12(b) of the Exchange Act.

A copy of the press release announcing the consummation of the Merger is filed as Exhibit 99.1 hereto.

Item 1.01.             Entry into a Material Definitive Agreement.

Under the Indenture (as supplemented and amended, the “2018 Senior Notes Indenture”), dated as of April 12, 2010, by and among LIN Television Corporation (“LIN Television”), the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “2018 Trustee”), LIN Television issued 8 3/8% senior notes due 2018 with an aggregate principal amount outstanding of $200 million as of June 30, 2013 (the “2018 Senior Notes”).  In addition, under the Indenture (as supplemented and amended, the “2021 Senior Notes Indenture”), dated as of October 12, 2012, by and among LIN Television, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “2021 Trustee”), LIN Television issued 6 3/8% senior notes due 2021 with an aggregate principal amount outstanding of $290 million as of June 30, 2013 (the “2021 Senior Notes”). LIN TV, as the sole stockholder of LIN Television prior to the Merger, was a guarantor of the 2018 Senior Notes and 2021 Senior Notes. All of the 2018 Senior Notes and the 2021 Senior Notes were exchanged for senior notes with identical terms that were registered under the Securities Act pursuant to registration statements on Form S-4 (File Nos. 333-168636 and 333-187323, respectively).

Immediately following the consummation of the Merger, on July 30, 2013, (a) LIN LLC, as the successor to LIN TV in the Merger, LIN Digital Media LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of LIN Television (“LIN Digital Media”), LIN Digital LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of LIN Television (together with LIN LLC and LIN Digital Media, the “Guaranteeing Parties”), LIN Television and the 2018 Trustee entered into a Supplemental Indenture to the 2018 Senior Notes Indenture (the “2018 Supplemental Indenture”) that provides a full and unconditional guarantee by the Guaranteeing Parties to the 2018 Trustee and the holders of the 2018 Senior Notes, on a senior basis, of the full and prompt payment of the principal and interest on the 2018 Senior Notes, and the prompt and full payment or performance of all other obligations of LIN Television under the 2018 Senior Notes Indenture, and (b) the Guaranteeing Parties, LIN Television and the 2021 Trustee entered into a Supplemental Indenture to the 2021 Senior Notes Indenture (the “2021 Supplemental Indenture” and, together with the 2018 Supplemental Indenture, the “Supplemental Indentures”) that provides a full and unconditional guarantee by the Guaranteeing Parties to the 2021 Trustee and the holders of the 2021 Senior Notes, on a senior basis, of the full and prompt payment of the principal and interest on the 2021 Senior Notes, and the prompt and full payment or performance of all other obligations of LIN Television under the 2021 Senior Notes Indenture.

The foregoing description of the 2018 Senior Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the 2018 Senior Notes Indenture, which is filed as Exhibit 4.1 to LIN TV’s Current Report on Form 8-K as of April 15, 2010, and to the full text of the 2018 Supplemental Indenture, which is filed as Exhibit 4.2 hereto.  The foregoing description of the 2021 Senior Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Senior Notes Indenture, which is filed as Exhibit 4.1 to LIN TV’s Current Report on Form 8-K, filed as of October 17, 2012, and to the full text of the 2021 Supplemental Indenture, which is filed as Exhibit 4.4 hereto.  Each of the Supplemental Indentures is incorporated by reference herein.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

On July 30, 2013, LIN TV completed the Merger in accordance with the Merger Agreement and LIN TV merged with and into LIN LLC with LIN LLC as the surviving entity, and LIN LLC replaced LIN TV as the publicly traded company. Pursuant to the Merger Agreement, each share of each class of LIN TV common stock, par value $0.01 per share (“LIN TV Common Stock”), issued and outstanding immediately prior to the Merger and each share of LIN TV Common Stock held in the treasury of LIN TV immediately prior to the Merger was converted on a one-for-one basis into one issued and outstanding or treasury, as applicable, common share representing limited liability company interests in LIN LLC (“LIN LLC Common Shares”) of a corresponding class, having substantially similar rights and privileges as the LIN TV Common Stock being converted.  The Merger Agreement was adopted by LIN TV stockholders at a special meeting of the stockholders held on July 30, 2013.

The conversion of LIN TV Common Stock in connection with the Merger occurred without an exchange of stock certificates.  Accordingly, stock certificates previously representing shares of LIN TV Common Stock represent the same number and class of LIN LLC Common Shares after the Merger.  Immediately after the consummation of the Merger, LIN LLC had the same number and classes of authorized, outstanding and treasury shares as LIN TV capital stock immediately prior to the Merger.  Each share representing a limited liability company interest in LIN LLC outstanding immediately prior to the Merger was cancelled.

On July 30, 2013, immediately prior to the consummation of the Merger, LIN LLC adopted an amended and restated limited liability company agreement (the “LLC Agreement”) that, together with the Delaware Limited Liability Company Act, provides substantially similar terms, conditions and procedures as contained in the Second Amended and Restated Certificate of Incorporation of LIN TV (“LIN TV Charter”) and Third Amended and Restated Bylaws of LIN TV (“LIN TV Bylaws”) immediately prior to the consummation of the Merger and provides holders of LIN LLC Common Shares substantially similar rights to those provided under the General Corporation Law of the State of Delaware, the LIN TV Charter and the LIN TV Bylaws immediately prior to the consummation of the Merger.  Immediately after the consummation of the Merger, each of LIN LLC’s directors and executive officers are the same as the directors and executive officers of LIN TV immediately prior to the consummation of the Merger.

As a result of the Merger, LIN LLC became the successor issuer to LIN TV pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 12g-3(a) of the Exchange Act.

Effective upon the consummation of the Merger, Class A LIN LLC Common Shares were listed on the New York Stock Exchange, and commenced trading on an uninterrupted basis under the new trading symbol “LIN” and with a new CUSIP (532771 102).

Pursuant to the Merger Agreement, LIN LLC assumed all options to purchase LIN TV Common Stock and all restricted stock covering LIN TV Common Stock granted under (i) LIN TV’s Amended and Restated 2002 Stock Plan (the “2002 Plan”), (ii) LIN TV’s Third Amended and Restated 2002 Non-Employee Director Stock Plan (the “2002 Director Plan”) and (iii) LIN TV’s 1998 Stock Option Plan (the “1998 Plan” and, together with the 2002 Plan and the 2002 Director Plan, the “Incentive Plans”).  Named executive officers and other officers participate in certain of these plans, agreements and arrangements.  In accordance with Rule 414 under the Securities Act, following the filing of this Form 8-K, LIN LLC will also file post-effective amendments to each of the LIN TV registration statements on Form S-8 (File Nos. 333-87920, 333-126607, 333-126608, 333-139136, 333-166881 and 333-181776) (collectively, the “Form S-8 Registration Statements”) to adopt the Form S-8 Registration Statements pursuant to Rule 414.  The LIN TV Common Stock that was issuable under each of the Incentive Plans was automatically converted on a one-share-for-one-share basis into LIN LLC Common Shares, with the same terms and conditions as each equity award had prior to the Merger, except that the shares issuable under each such award are now LIN LLC Common Shares.  LIN LLC did not assume LIN TV’s Amended and Restated 2010 Employee Stock Purchase Plan (the “2010 Plan”), which was terminated immediately prior to the consummation of the Merger and for which LIN TV filed post-effective amendments to the LIN TV registration statements on Form S-8 (File Nos. 333-166881 and 333-181776) to remove from registration the LIN TV Common Stock issuable under the 2010 Plan.

Immediately prior to the consummation of the Merger, the board of directors of LIN LLC formed the same board committees with identical members and substantially similar governing charters as those of LIN TV immediately prior to the Merger.  The board of directors also adopted governance policies that are substantially similar to the corresponding policies governing LIN TV immediately prior to the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.2 to LIN TV’s and LIN Television Corporation’s Current Report on Form 8-K filed with the SEC on February 15, 2013, and which is incorporated by reference herein.

The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Limited Liability Company Agreement which is filed as Exhibits 3.1 hereto and which is incorporated by reference herein.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the guarantee by LIN LLC of the payment obligations of LIN Television in respect of the 2018 Senior Notes and 2021 Senior Notes that is required by this Item 2.03 is included in Item 1.01 and is incorporated by reference into this Item 2.03.

LIN Television is the borrower under that certain Credit Agreement, dated as of October 26, 2011, by and among the Lenders, the Administrative Agent and the other parties named therein (as amended from time-to-time, the “Credit Facility”), which consists of a $125 million term loan A and a $75 million revolving credit facility, each maturing December 2017, which bear interest at a rate based on, at our option, either a) the LIBOR interest rate, or b) the ABR rate, which is an interest rate that is equal to the greatest of (i) the Prime Rate, (ii) the Federal Funds Effective Rate plus 1/2 of 1 percent, and (iii) the one-month LIBOR rate plus 1%. In addition, the rate we select also bears an applicable margin based upon our consolidated senior secured leverage ratio, currently set at 2.75% and 1.75% for LIBOR based loans and ABR rate loans, respectively.  Our Credit Facility also consists of a $260.0 million incremental term loan B, and a $60 million tranche B-2 incremental term loan, each maturing December 2018, which bear interest, at our option, equal to an adjusted LIBOR rate plus 3.00%, or an adjusted Base Rate plus 2.00% (provided that the adjusted LIBOR rate and the adjusted Base Rate shall at no time be less than 1% and 2%, respectively).  Pursuant to the Credit Agreement, LIN TV provides a full and unconditional guarantee of the payment obligations of LIN Television on a senior basis.  As the successor to LIN TV in the Merger, LIN Media has assumed LIN TV’s obligations under such guarantee.

The description of the Credit Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document and its amendments, which are filed as (i) Exhibits 99.1 and 99.2 to LIN TV’s Current Report on Form 8-K filed with the SEC on December 27, 2012 and (ii) Exhibit 10.1 to LIN TV’s Current Report on Form 8-K filed with the SEC on February 15, 2013.

Item 3.03.             Material Modification to Rights of Security Holders.

The information that is required by this Item 3.03 is included in Item 2.01 and is incorporated herein by reference.

The information related to the guarantee by LIN LLC of the payment obligations of LIN Television in respect of the 2018 Senior Notes and 2021 Senior Notes that is required by this Item 3.03 is included in Item 1.01 and is incorporated by reference into this Item 3.03.

The information related to the guarantee by LIN LLC of the payment obligations of LIN Television in respect of the Credit Agreement that is required by this Item 3.03 is included in Item 2.03 and is incorporated by reference into this Item 3.03.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information that is required by this item is included in Item 2.01 under the heading “Consummation of the Agreement and Plan of Merger” and is incorporated herein by reference.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information related to the LLC Agreement, which, together with the General Corporation Law of the State of Delaware, provides holders of LIN LLC Common Shares substantially similar rights to those provided under the LIN TV Charter and the LIN TV Bylaws immediately prior to the consummation of the Merger, that is required by this Item 5.03 is included in Item 2.01 under the heading “Consummation of the Agreement and Plan of Merger” and is incorporated herein by reference.

Item 8.01.             Other Events.

On July 30, 2013, LIN LLC issued a press release relating to the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.2, which is incorporated by reference herein, is being filed for the purpose of providing a description of the common shares representing limited liability company interests in LIN LLC. To the extent the description contained in Exhibit 99.2 is inconsistent with a prior description in any registration statement filed with the SEC, the description contained in

Exhibit 99.2 modifies and supersedes such prior description. The description in this Current Report will be available for incorporation by reference into certain of LIN LLC’s filings with the SEC under the Securities Act and the Exchange Act, including registration statements.

Item 9.01.             Financial Statement and Exhibits.

(a) Financial statements of business acquired

The historical consolidated financial statements of LIN TV are substantially the same as those that were incorporated by reference into the Form S-4 that was declared effective on July 2, 2013. Accordingly, no additional historical consolidated financial statements of LIN TV are to be included herein.

(b) Pro forma financial information

The pro forma financial information of LIN LLC is substantially the same as the pro forma information that was included in the Form S-4 that was declared effective on July 2, 2013. Accordingly, no additional pro forma information of LIN LLC is included herein.

(d)  Exhibits.

The following exhibits are filed as exhibits to this report:

Number	Description

2.1

Agreement and Plan of Merger, dated as of February 12, 2013, among LIN TV Corp. and LIN Media LLC (filed as Exhibit 2.2 to LIN TV Corp.’s and LIN Television Corporation’s Current Report on Form 8-K on February 15, 2013 and incorporated herein by reference).

3.1	Amended and Restated Limited Liability Company Agreement, dated as of July 30, 2013.

4.1

Indenture, dated as of April 12, 2010, among LIN Television Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, for the 8 3/8% Senior Notes due 2018 (filed as Exhibit 4.1 to LIN Corp.’s Form 8-K, filed on April 15, 2010 (File Nos. 001-31311 and 000-25206) and incorporated by reference herein).

4.2

Supplemental Indenture, dated as of July 30, 2013, among LIN Media LLC, LIN Digital Media LLC, LIN Digital LLC, LIN Television Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, amending the Indenture, dated as of April 12, 2010, between LIN Television Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Indenture, dated as of October 12, 2012, by and among LIN Television Corporation, the Guarantors named therein and The Bank of New York Mellon

Trust Company, N.A., as Trustee, for the 6 3/8% Senior Notes due 2021 (filed as Exhibit 4.1 to LIN Corp.’s Current Report on Form 8-K filed as of October 17, 2012 (File Nos. 001-31311 and 000-25206) and incorporated by reference herein).

4.4

Supplemental Indenture, dated as of July 30, 2013, among LIN Media LLC, LIN Digital Media LLC, LIN Digital LLC, LIN Television Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, amending the Indenture, dated as of October 12, 2012, between LIN Television Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.1

Credit Agreement, dated as of October 26, 2011, as amended on December 19, 2011 and December 24, 2012, among LIN Television, the several lenders party thereto, JPMorgan, as administrative agent, an issuing lender and swingline lender, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as co-syndication agents, Suntrust Bank, Bank of America, N.A. and U.S. Bank, N.A. as co-documentation agents, and the other parties thereto (filed as Exhibits 99.1 and 99.2 to LIN TV’s Current Report on Form 8-K filed with the SEC on December 27, 2012 and incorporated by reference herein).

10.2

Incremental Term Loan Activation Notice Tranche B-2 Term Facility, dated as of February 12, 2013, by and between LIN Television and Deutsche Bank (filed as Exhibit 10.1 to LIN TV’s Current Report on Form 8-K filed with the SEC on February 15, 2013 and incorporated by reference herein).

99.1	Press Release.

99.2	Description of Common Shares of LIN LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2013

LIN MEDIA LLC

	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President Controller

Signature Page to Form 8-K — LIN Media LLC